                                                                    EXHIBIT 12.1

Global Crossing Holdings Ltd. and Subsidiaries
Ratio of Earnings to Combined Fixed Charges and Preferred Dividends (Expressed in U.S. Dollars)


                                                                             Historical

                                                                                                  For the Period
                                                                                                  From March 19,
                                                                                                  1997 (Date of
                                                    Three Months                                  Inception) to
                                                        Ended           Nine Months Ended         December 31,
                                                    September 30,       September 30, 1998             1997
                                                     (unaudited)            (unaudited)             (unaudited)
                                                   ---------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME
TAXES AND EXTRAORDINARY ITEM                        $ 33,636,362         $  (77,677,018)             $ (160,356)

ADD:
Capitalized interest included in cost of
capacity sold                                          1,066,952              1,959,732                       -

                                                   -------------------------------------------------------------
                                                      34,703,314            (75,717,286)               (160,356)
                                                   -------------------------------------------------------------

FIXED CHARGES:
Interest expense, including amortization
of deferred finance fees and issuance
discount                                              17,983,947             25,659,937                       -
Portion of rents representative of an
interest factor                                           27,896                151,446                   2,147

                                                   -------------------------------------------------------------
                                                      18,011,843             25,811,383                   2,147
                                                   -------------------------------------------------------------

INCOME (LOSS), AS ADJUSTED,
BEFORE INCOME TAXES AND
EXTRAORDINARY ITEM                                  $ 52,715,157         $  (49,905,903)             $ (158,209)
                                                   =============================================================

FIXED CHARGES:
Fixed charges, as above                               18,011,843             25,811,383                   2,147
Interest capitalized                                  12,682,641             36,903,673               9,776,767

                                                   -------------------------------------------------------------
                                                    $ 30,694,484         $   62,715,056             $ 9,778,914

Preferred share dividends                                      -              8,306,433              12,689,923

Total fixed charges and preferred dividends         $ 30,694,484         $   71,021,489            $ 22,468,837
                                                   =============================================================

EXCESS OF EARNINGS OVER COMBINED FIXED
CHARGES AND PREFERRED DIVIDENDS
(EXCESS OF COMBINED FIXED CHARGES AND
PREFERRED DIVIDENDS OVER EARNINGS)                  $ 22,020,673         $ (120,927,392)           $(22,627,046)
                                                   =============================================================

Ratio of earnings to combined fixed charges and
preferred dividends                                         1.72                      -                       -
                                                   -------------------------------------------------------------


                                                                            Proforma

                                                                                                   For the Period
                                                                                                   From March 19,
                                                     Three Months                                  1997 (Date of
                                                        Ended          Nine Months Ended           Inception) to
                                                 September 30, 1998    September 30, 1998        December 31, 1997
                                                -------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME
TAXES AND EXTRAORDINARY ITEM                        $ 33,636,362         $ (77,677,018)            $    (160,356)

ADD:
Capitalized interest included in cost of
capacity sold                                          1,066,952             1,959,732                         -

                                                    -------------------------------------------------------------
                                                      34,703,314           (75,717,286)                 (160,356)
                                                    -------------------------------------------------------------

FIXED CHARGES:
Interest expense, including amortization
of deferred finance fees and issuance
discount                                              17,983,947            25,659,937                         -
Portion of rents representative of an
interest factor                                           27,896               151,446                     2,147

                                                    -------------------------------------------------------------
                                                      18,011,843            25,811,383                     2,147
                                                    -------------------------------------------------------------

INCOME (LOSS), AS ADJUSTED,
BEFORE INCOME TAXES AND
EXTRAORDINARY ITEM                                  $ 52,715,157         $ (49,905,903)            $    (158,209)
                                                    =============================================================

FIXED CHARGES:
Fixed charges, as above                               18,011,843            25,811,383                     2,147
Interest capitalized                                  12,682,641            36,903,673                 9,776,767

                                                    -------------------------------------------------------------
                                                    $ 30,694,484         $  62,715,056             $   9,778,914

Preferred share dividends                             13,125,000            47,681,433                53,970,745

Total fixed charges and preferred dividends         $ 43,819,484         $ 110,396,489             $  63,749,659
                                                    =============================================================

EXCESS OF EARNINGS OVER COMBINED FIXED
CHARGES AND PREFERRED DIVIDENDS
(EXCESS OF COMBINED FIXED CHARGES AND
PREFERRED DIVIDENDS OVER EARNINGS)                   $ 8,895,673         $(160,302,392)            $ (63,907,868)
                                                    =============================================================


Ratio of earnings to combined fixed charges and
preferred dividends                                         1.20                     -                         -
                                                    -------------------------------------------------------------


Global Crossing Holdings Ltd. and Subsidiaries
Ratio of Earnings to Fixed Charges
(Expressed in U.S. Dollars)

                                                                                       Historical

                                                                                                                    For the Period
                                                                                                                    From March 19,
                                                      Three Months                                                  1997 (Date of
                                                         Ended                                                      Inception) to
                                                      September 30,                Nine Months Ended                December 31,
                                                          1998                     September 30, 1998                   1997
                                                     -------------------------------------------------------------------------------
                                                      (unaudited)                     (unaudited)                    (unaudited)
INCOME (LOSS) BEFORE INCOME
TAXES AND EXTRAORDINARY ITEM                          $ 33,636,362                    $ (77,677,018)                $  (160,356)

ADD:
Capitalized interest included in cost of
capacity sold                                            1,066,952                        1,959,732                           -

                                                      --------------------------------------------------------------------------
                                                        34,703,314                      (75,717,286)                   (160,356)
                                                      --------------------------------------------------------------------------

FIXED CHARGES:
Interest expense, including amortization
of deferred finance fees and issuance
discount                                                17,983,947                       25,659,937                           -
Portion of rents representative of an
interest factor                                             27,896                          151,446                       2,147

                                                      --------------------------------------------------------------------------
                                                        18,011,843                       25,811,383                       2,147
                                                      --------------------------------------------------------------------------

INCOME (LOSS), AS ADJUSTED,
BEFORE INCOME TAXES AND
EXTRAORDINARY ITEM                                    $ 52,715,157                    $ (49,905,903)                $  (158,209)
                                                      ==========================================================================

FIXED CHARGES:
Fixed charges, as above                                 18,011,843                       25,811,383                       2,147
Interest capitalized                                    12,682,641                       36,903,673                   9,776,767

                                                      --------------------------------------------------------------------------
                                                      $ 30,694,484                    $  62,715,056                 $ 9,778,914
                                                      ==========================================================================

EXCESS OF EARNINGS OVER FIXED
CHARGES (EXCESS OF FIXED CHARGES
OVER EARNINGS)                                        $ 22,020,673                    $(112,620,959)                $(9,937,123)
                                                      ==========================================================================


Ratio of earnings to fixed charges                            1.72                                -                           -
                                                      --------------------------------------------------------------------------

                                                                                        Proforma

                                                                                                                   For the Period
                                                                                                                   From March 19,
                                                     Three Months                                                  1997 (Date of
                                                        Ended                      Nine Months Ended               Inception) to
                                                  September 30, 1998               September 30, 1998            December 31, 1997
                                                 -----------------------------------------------------------------------------------
                                                     (unaudited)                      (unaudited)                   (unaudited)
INCOME (LOSS) BEFORE INCOME
TAXES AND EXTRAORDINARY ITEM                          $ 33,636,362                   $  (77,677,018)                $  (160,356)

ADD:
Capitalized interest included in cost of
capacity sold                                            1,066,952                        1,959,732                           -

                                                 -----------------------------------------------------------------------------------
                                                        34,703,314                      (75,717,286)                   (160,356)
                                                 -----------------------------------------------------------------------------------

FIXED CHARGES:
Interest expense, including amortization
of deferred finance fees and issuance
discount                                                17,983,947                       25,659,937                           -
Portion of rents representative of an
interest factor                                             27,896                          151,446                       2,147

                                                 -----------------------------------------------------------------------------------
                                                        18,011,843                       25,811,383                       2,147
                                                 -----------------------------------------------------------------------------------

INCOME (LOSS), AS ADJUSTED,
BEFORE INCOME TAXES AND
EXTRAORDINARY ITEM                                    $ 52,715,157                   $  (49,905,903)                $  (158,209)
                                                 ===================================================================================

FIXED CHARGES:
Fixed charges, as above                                 18,011,843                       25,811,383                       2,147
Interest capitalized                                    12,682,641                       36,903,673                   9,776,767

                                                 -----------------------------------------------------------------------------------
                                                      $ 30,694,484                   $   62,715,056                 $ 9,778,914
                                                 ===================================================================================

EXCESS OF EARNINGS OVER FIXED
CHARGES (EXCESS OF FIXED CHARGES
OVER EARNINGS)                                        $ 22,020,673                   $ (112,620,959)                $(9,937,123)
                                                 ===================================================================================


Ratio of earnings to fixed charges                            1.72                                -                           -
                                                 -----------------------------------------------------------------------------------
